EXHIBIT 99
                                 EXHIBIT INDEX

   Exhibit No.                   Description                            Page


   *     1.1   Form of Agency Agreement between Interstate/Johnson Lane
               Corporation and the Registrant

  #      3.1   Articles of Incorporation (filed on November 7,
               1994 as Exhibit 3.1 to the Registrant's
               Registration Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      3.1.1 Articles of Amendment (filed on November 7, 1994
               as Exhibit 3.1.1 to the Registrant's Registration
               Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      3.1.2 Articles of Amendment (filed on January 10, 1996
               as Exhibit 3.1.2 to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

   *     3.1.3 Articles of Amendment

  #      3.2   Amended and Restated Bylaws (filed on November
               7, 1994 as Exhibit 3.2 to the Registrant's
               Registration Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      3.2.1 Amendments to Amended and Restated Bylaws (filed
               on November 7, 1994 as Exhibit 3.2.1 to the
               Registrant's Registration Statement on Form SB-2
               (No. 33-86068) and incorporated herein by reference)

  #      3.2.2 Amendment to Amended and Restated Bylaws (filed on
               January 23, 1995 as Exhibit 3.2.2 to Amendment No. 1 to the Registrant's Registration Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

   *     3.2.3 Amendments to Amended and Restated Bylaws

  #      4.1   Articles of Incorporation (filed on November 7,
               1994 as Exhibit 3.1 to the Registrant's
               Registration Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      4.1.1 Articles of Amendment (filed on November 7, 1994
               as Exhibit 3.1.1 to the Registrant's Registration
               Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      4.1.2 Articles of Amendment  (filed on January 10, 1996
               as Exhibit 3.1.2 to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  *      4.1.3 Articles of Amendment  (filed as Exhibit 3.1.3)

  #      4.2   Amended and Restated Bylaws (filed on November
               7, 1994 as Exhibit 3.2 to the Registrant's
               Registration Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      4.2.1 Amendments to Amended and Restated Bylaws (filed
               on November 7, 1994 as Exhibit 3.2.1 to the
               Registrant's Registration Statement on Form SB-2
               (No. 33-86068) and incorporated herein by reference)

  #      4.2.2 Amendment to Amended and Restated Bylaws (filed on
               January 23, 1995 as Exhibit 3.2.2 to Amendment No. 1 to the Registrant's Registration Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  *      4.2.3 Amendment to Amended and Restated Bylaws (filed as
               Exhibit 3.2.3)

  #      4.3   Specimen Form of Certificate Representing
               Membership in the Company and the (Class A) Common
               Stock (filed on November 7, 1994 as Exhibit 4.3 to the Registrant's Registration Statement on Form
               SB-2 (No. 33-86068) and incorporated herein by reference)

   *     4.4   Specimen Form of Certificate Representing
               Membership in the Company and the Class B Common
               Stock

  #      4.5   Loan Agreement, dated as of September 21, 1994,
               between National Bank for Cooperatives and the Registrant (filed on November 7, 1994 as Exhibit
               10.6 to the Registrant's Registration Statement on
               Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      4.5.1 Term Loan Amendment, dated as of May 19, 1995,
               between CoBank, ACB (formerly National Bank for Cooperatives) and the Registrant (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit
               10.6.1 and incorporated herein by reference)

  #      4.6   The Registrant's Promissory Note, dated
               September 21, 1994, to National Bank for
               Cooperatives  (filed on November 7, 1994 as
               Exhibit 10.7 to the Registrant's Registration
               Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      4.7   Security Agreement, dated September 21, 1994,
               made by the Registrant to National Bank for Cooperatives (filed on November 7, 1994 as
               Exhibit 10.8 to the Registrant's Registration
               Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      4.8   Correction Deed of Trust, dated November 4,
               1994, between the Public Trustee of the County of Yuma, State of Colorado and the Registrant (filed on January 23, 1995 as Exhibit 10.9 to Amendment
               No. 1 to the Registrant's Registration Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      4.9   Master Loan Agreement, dated as of May 19,
               1995, between CoBank, ACB and the Registrant
               (filed with the Registrants' Annual Report on Form
               10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.11 and incorporated herein by reference)

  #      4.10  Multiple Advance Term Loan Supplement, dated as of
               May 19, 1995, between CoBank, ACB and the
               Registrant (filed with the Registrants' Annual
               Report on Form 10-KSB for the fiscal year ended
               August 31, 1995 as Exhibit 10.12 and incorporated herein by reference)

  *    4.10.1  Amendment to Multiple Advance Term Loan
               Supplement, dated as of February 11, 1997, between CoBank, ACB and the Registrant respecting the extension of the CoBank credit facility (filed as Exhibit 10.14.1)

  #      4.11  Revolving Term Loan Supplement, dated as of May
               19, 1995, between CoBank, ACB and the Registrant
               (filed with the Registrants' Annual Report on Form
               10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.13 and incorporated herein by reference)

  #      4.12  Correction Deed of Trust, dated October 23, 1996,
               between the Public Trustee of the County of Yuma, State of Colorado and the Registrant (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit
               10.6 and incorporated herein by reference)

  #      4.13  Illinois Mortgage, dated February 23, 1996, from
               the Registrant to CoBank, ACB (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit
               10.10 and incorporated herein by reference)

  *      4.14  Letter Agreement between the Registrant to CoBank,
               ACB respecting the extension of the CoBank credit facility (filed as Exhibit 10.28)

   *     5.1   Opinion of Stinson, Mag & Fizzell, P.C.,
               counsel for the Registrant, with respect to the Registrant's (Class A) Common Stock and Class B
               Common Stock

  #      10.1  Form of Feeder Pig Purchase Agreement (filed on
               January 23, 1995 as Exhibit 10.1 to Amendment No.
               1 to the Registrant's Registration Statement on
               Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      10.2  Swine Production Services Agreement, dated July
               13, 1994, between Farmland Industries, Inc. and the Registrant (filed on November 7, 1994 as
               Exhibit 10.2 to the Registrant's Registration
               Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)


  #   10.2.1   First Amendment to Swine Production Services
               Agreement, dated as of July 26, 1996, between Farmland Industries, Inc. and the Registrant
               (filed with the Registrant's Quarterly Report on
               Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.1 and incorporated herein by reference)

   *  10.2.2   Second Amendment to Swine Production Services
               Agreement, dated as of April 14, 1997, between Farmland Industries, Inc. and the Registrant

  #      10.3  Feed Purchase Agreement, dated July 13, 1994,
               between the Yuma Farmers Milling-Mercantile
               Cooperative Company of Yuma, Colorado and the
               Registrant (filed on November 7, 1994 as Exhibit
               10.3 to the Registrant's Registration Statement on
               Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      10.4  Interim Feeder Pig Purchase Agreement, dated July
               13, 1994, between Farmland Industries, Inc. and the Registrant (filed on November 7, 1994 as
               Exhibit 10.4 to the Registrant's Registration
               Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #   10.4.1   First Amendment to Interim Feeder Pig Purchase
               Agreement, dated July 13, 1994, between Farmland
               Industries, Inc. and the Registrant (filed on
               November 7, 1994 as Exhibit 10.4.1 to the
               Registrant's Registration Statement on Form SB-2
               (No. 33-86068) and incorporated herein by reference)

  #      10.5  Interim Feeder Pig Purchase Agreement, dated July
               13, 1994, between the Yuma Farmers Milling-
               Mercantile Cooperative Company of Yuma, Colorado and the Registrant (filed on November 7, 1994 as
               Exhibit 10.5 to the Registrant's Registration
               Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #   10.5.1   First Amendment to Interim Feeder Pig Purchase
               Agreement, dated July 13, 1994, between the Yuma
               Farmers Milling-Mercantile Cooperative Company of
               Yuma, Colorado and the Registrant (filed on
               November 7, 1994 as Exhibit 10.5.1 to the
               Registrant's Registration Statement on Form SB-2
               (No. 33-86068) and incorporated herein by reference)

  #      10.6  Loan Agreement, dated as of September 21, 1994,
               between National Bank for Cooperatives and the Registrant (filed on November 7, 1994 as Exhibit
               10.6 to the Registrant's Registration Statement on
               Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #   10.6.1   Term Loan Amendment, dated as of May 19, 1995,
               between CoBank, ACB (formerly National Bank for
               Cooperatives) and the Registrant (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit
               10.6.1 and incorporated herein by reference)

  #      10.7  The Registrant's Promissory Note, dated September
               21, 1994, to National Bank for Cooperatives (filed on November 7, 1994 as Exhibit 10.7 to the
               Registrant's Registration Statement on Form SB-2
               (No. 33-86068) and incorporated herein by reference)

  #      10.8  Security Agreement, dated September 21, 1994, made
               by the Registrant to National Bank for
               Cooperatives (filed on November 7, 1994 as Exhibit
               10.8 to the Registrant's Registration Statement on
               Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      10.9  Correction Deed of Trust, dated November 4, 1994,
               between the Public Trustee of the County of Yuma, State of Colorado and the Registrant (filed on January 23, 1995 as Exhibit 10.9 to Amendment No.
               1 to the Registrant's Registration Statement on
               Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      10.10 Effluent Agreement, dated September 15, 1994,
               between RMR  Ranch, Inc., and the Registrant
               (filed on November 7, 1994 as Exhibit 10.13 to the Registrant's Registration Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      10.11 Swine Production Management Agreement, dated March
               2, 1992, between DEKALB Swine Breeders, Inc. and Yuma Feeder Pig Limited Liability Company (the predecessor to the Registrant) (filed on November 7, 1994 as Exhibit 10.20 to the Registrant's Registration Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      10.12 Contract to License Primary Swine (No. 3158),
               executed by the Registrant on July 20, 1994, between DEKALB Swine Breeders, Inc. and the Registrant (filed on January 23, 1995 as Exhibit
               10.21 to Amendment No. 1 to the Registrant's
               Registration Statement on Form SB-2 (No. 33-86068) and incorporated herein by reference)

  #      10.13 Master Loan Agreement, dated as of May 19, 1995,
               between CoBank, ACB and the Registrant (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as
               Exhibit 10.11 and incorporated herein by reference)

  #      10.14 Multiple Advance Term Loan Supplement, dated as of
               May 19, 1995, between CoBank, ACB and the
               Registrant (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.12 and incorporated herein by reference)

   *     10.14.1  Amendment to Multiple Advance Term Loan
               Supplement, dated as of February 11, 1997, between CoBank, ACB and the Registrant respecting the extension of the CoBank credit facility

  #      10.15 Revolving Term Loan Supplement, dated as of May
               1995, between CoBank, ACB and the Registrant
               (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.13 and incorporated herein by reference)

  #      10.16 Contract for Alliance Farms Cooperative
               Association, dated September 14, 1995, between the Registrant and Farmer Boy Ag, Inc. (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.14 and incorporated herein by reference).

  #      10.17 Master Construction Agreement, dated September 18,
               1995, between the Registrant and Central
               Confinement Service, Ltd. (filed with the
               Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as Exhibit 10.15 and incorporated herein by reference).

  #      10.18 The Registrant's Promissory Note, dated  August
               30, 1995, to Farmland Industries, Inc. (filed with the Registrant's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1995 as
               Exhibit 10-16 and incorporated herein by reference.

  #      10.19 Camborough-22 Closed Herd Multiplier Agreement,
               dated March 1, 1996, between Pig Improvement
               Company, Inc. and the Registrant (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit
               10.2 and incorporated herein by reference)

  #      10.20 Option Contract, dated November 20, 1996, between
               Bill L. Bailey and Norma Jean Bailey, and the Registrant (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.3 and incorporated herein by reference)

   *     10.21 The Registrant's Promissory Note, dated November
               27, 1996, to Farmland Industries, Inc.

   *     10.22 Amended and Restated Illinois Mortgage, dated as
               of November 27, 1996, from the Registrant to Farmland Industries, Inc.

  #      10.23 Correction Deed of Trust, dated October 23, 1996,
               between the Public Trustee of the County of Yuma, State of Colorado and the Registrant (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit
               10.6 and incorporated herein by reference)

  #      10.24 Master Construction Agreement, dated November 22,
               1996 (Illinois #2 sow unit), between the Registrant and Central Confinement Service, Ltd. (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.7 and incorporated herein by reference)

  #      10.25 Master Construction Agreement, dated November 22,
               1996 (Illinois #2 nursery), between the Registrant and Central Confinement Service, Ltd. (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit
               10.8 and incorporated herein by reference)

  #      10.26 Master Construction Agreement, dated November 22,
               1996 (Illinois #2 isolation building), between the Registrant and Central Confinement Service, Ltd. (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit 10.9 and incorporated herein by reference)

  #      10.27 Illinois Mortgage, dated February 23, 1996, from
               the Registrant to CoBank, ACB (filed with the Registrant's Quarterly Report on Form 10-QSB for the quarter ended February 28, 1997 as Exhibit
               10.10 and incorporated herein by reference)

   *     10.28 Letter Agreement between the Registrant to CoBank, ACB respecting the extension of the CoBank credit facility

   *     10.29 Form of Weaned Pig Purchase Agreement

   *     10.30 Loan Agreement, dated as of November 27, 1996,
               between the Registrant and Farmland Industries, Inc.

   *     10.31 Security Agreement, dated as of November 27, 1996,
               made by the Registrant to Farmland Industries, Inc.

   *     10.32 Accrued Interest Agreement, dated as of February
               28, 1997, between the Registrant and Farmland
               Industries, Inc.

   *     10.33 Excess Feeder Pig Purchase Agreement, dated as of
               February 28, 1997, between the Registrant and
               Farmland Industries, Inc.

   *     23.1  Consent of KPMG Peat Marwick LLP, the Registrant's
               Independent Public Accountant

  *      23.2  Consent of Stinson, Mag & Fizzell, P.C., the
               Registrant's counsel, is contained in the Opinion of Counsel filed as Exhibit 5.1

  *      24.1  Power of Attorney (included on the signature page
               to this Registration Statement)

  #      99.1  Escrow Agreement, dated as of February 17, 1995,
               among the Registrant, Doug Brown,
               Interstate/Johnson Lane Corporation and
               NationsBank, N.A. (Mid-West) (formerly Boatmen's
               National Bank) (filed on February 22, 1995 as
               Exhibit 99.1 to Amendment No. 2 to the
               Registrant's Registration Statement on Form SB-2
               (No. 33-86068) and incorporated herein by reference)

   *  99.1.1   Amendment to Escrow Agreement, dated as of
               January 31, 1997, among the Registrant, Doug
               Brown, Interstate/Johnson Lane Corporation and
               NationsBank, N.A. (Mid-West) (formerly Boatmen's
               National Bank)

   *   99.2    Form of Subscription Agreement

  *      Filed herewith.

  #      Documents filed as exhibits to previous filings of the Registrant under the Securities Act of 1993 or the Securities Exchange Act of 1934 and incorporated herein by reference.